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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 12, 2005

                             AMERICAN SOFTWARE, INC.
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             (Exact name of registrant as specified in its charter)

            Georgia                     0-12456                58-1098795
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  (State or other jurisdiction      (Commission File          (IRS Employer
       of incorporation)                Number)            Identification No.)

           470 East Paces Ferry Road, N.E.
                   Atlanta, Georgia                               30305
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       (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (404) 261-4381

   Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 7 - REGULATION FD

ITEM 7.01.  REGULATION FD DISCLOSURE

Incorporated by reference is a press release issued by the Registrant on September 12, 2005. The press release is attached as Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

The following Exhibit is filed as part of this Report:

Exhibit No.     Description
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99.1            Press Release of American Software, Inc., dated September 12,
                2005.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   AMERICAN SOFTWARE, INC.
                                                   (Registrant)


     Date:  September 12, 2005                     By:  /s/ VINCENT C. KLINGES
                                                        ------------------------
                                                        Vincent C. Klinges
                                                        Chief Financial Officer

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